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                                                                    EXHIBIT 23.4

                           CONSENT OF PATENT COUNSEL

                               SEED AND BERRY LLP
                              6300 Columbia Center
                         Seattle, Washington 98104-7092

July 6, 1999

N2H2, Inc.
900 Fourth Avenue, Suite 3400
Seattle, WA 98164

We hereby consent to the reference to our firm under the caption "Legal Matters" in the Registration Statement on Form S-1 (No. 333-78495) and related Prospectus of N2H2, Inc. for the registration of 4,500,000 shares of its Common Stock.

                                          Sincerely,

                                          Seed and Berry LLP

                                          /s/ MICHAEL J. DONOHUE
                                          --------------------------------------
                                          Michael J. Donohue